UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01.  Other Events.

7.25% Senior Notes due 2018

On May 20, 2008, Chesapeake Energy Corporation (the "Company") entered into an Underwriting Agreement with Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc. and Greenwich Capital Markets, Inc., as representatives of several underwriters, relating to the public offering of $800 million principal amount of the Company’s 7.25% Senior Notes due 2018 (the "Senior Notes").  A copy of the Underwriting Agreement relating to the Senior Notes offering is filed herewith as Exhibit 99.1.

2.25% Contingent Convertible Senior Notes due 2038

On May 20, 2008, the Company additionally entered into an Underwriting Agreement with Banc of America Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and UBS Securities LLC, as representatives of several underwriters,  relating to the public offering of $1.2 billion principal amount of the Company’s 2.25% Contingent Convertible Senior Notes due 2038 (the "Convertible Notes").  A copy of the Underwriting Agreement relating to the Convertible Notes offering is filed herewith as Exhibit 99.2.  Pursuant to the Underwriting Agreement, the Company granted the underwriters an option to purchase up to an additional $180 million principal amount of the Convertible Notes.  The underwriters exercised such option, increasing the size of the public offering of Convertible Notes to $1.38 billion.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document Description

99.1
Underwriting Agreement dated as of May 20, 2008 by and among Chesapeake Energy Corporation, Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc. and Greenwich Capital Markets, Inc., as representatives of several underwriters

99.2
Underwriting Agreement dated as of May 20, 2008 by and among Chesapeake Energy Corporation, Banc of America Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and UBS Securities LLC, as representatives of several underwriters

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date:                      May 27, 2008

EXHIBIT INDEX

Exhibit No.	Document Description

99.1
Underwriting Agreement dated as of May 20, 2008 by and among Chesapeake Energy Corporation, Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc. and Greenwich Capital Markets, Inc., as representatives of several underwriters

99.2
Underwriting Agreement dated as of May 20, 2008 by and among Chesapeake Energy Corporation, Banc of America Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and UBS Securities LLC, as representatives of several underwriters